PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG MONEY MARKET FUNDS
                                 INVESTOR CLASS

                   STRONG FLORIDA MUNICIPAL MONEY MARKET FUND
                           STRONG HERITAGE MONEY FUND
                            STRONG MONEY MARKET FUND
                       STRONG MUNICIPAL MONEY MARKET FUND
                           STRONG TAX-FREE MONEY FUND

                Supplement to the Prospectus dated March 1, 2004


IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

The following paragraph is effective until May 1, 2004. Effective May 1, 2004, the following paragraph is replaced with the paragraph on page 1 of the prospectus, under "What are the Funds' principal investment strategies?"

The FLORIDA MUNICIPAL MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the Fund invests at least 80% of its net assets in high-quality, short-term debt securities issued by Florida and its political subdivisions, such as municipalities. Under normal conditions, it is expected that the Fund's shares will be exempt from the Florida intangible personal property tax. The Fund invests in securities whose income may be subject to the federal alternative minimum tax (AMT).


The following paragraph is effective until May 1, 2004.

The Florida Municipal Money Market Fund has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region.


The date of this Prospectus Supplement is March 4, 2004.














RT42755 03-04                                                      FL0304